Subsequent events	12 Months Ended
Dec. 31, 2017
Subsequent events [Abstract]
Subsequent events

28. Subsequent events

(i)	IPO - Initial Public Offering

On January 26, 2018, PagSeguro Digital concluded its global offering of 121,193,388 Class A common shares, of which 50,925,642 were new shares offered by PagSeguro Digital and 70,267,746 shares were offered by the controlling shareholder UOL.

The initial offer price was US$21,50 per share. The shares are traded on the New York Stock Exchange (NYSE) since January 24, 2018, under the symbol “PAGS”. The proceeds received from the shares offered by PagSeguro Digital, excluding charges and underwriting fees, totaled approximately US$1,1 billion.

Management expects that the proceeds received by PagSeguro Digital will be used for working capital purposes, future acquisitions and investments in technologies and products complementary to the business.

(ii)	Long-Term Incentive Plan-LTIP

Members of the Company's management participate in a Long-Term Incentive Plan (“LTIP”), which was established by UOL for its group companies on July 29, 2015 and has been adopted by PagSeguro Digital.

Beneficiaries under the LTIP were granted rights in the form of notional cash amounts without cash consideration. These rights vest in five equal annual installments starting one year after the beneficiary's grant date, the earliest of which was on July 29, 2015. Under the terms of the LTIP, upon the Company's IPO the vested portion of each beneficiary's LTIP rights may, at the discretion of our Board of Directors, either be converted into Class A common shares of the Company at the IPO price or paid to the beneficiary in cash. The conversion rate applicable for any issuance of Class A common shares to be issued in respect of vested LTIP rights may be adjusted, pursuant to each beneficiary's individual LTIP agreement, if our market capitalization at the date the Company's IPO is lower or, in some cases, higher than the reference market capitalization set in the LTIP.

As a result, upon the Company's IPO, the individual LTIP agreements of certain beneficiaries were adjusted to determine conversion at the IPO of our Class A common shares. The Company's Board of Directors converted all such vested portions of the beneficiaries' LTIP rights into Class A common shares of the Company at the IPO price, without cash consideration, upon completion the IPO, instead of paying such vested portions in cash. As a result, members of the Company's management who are beneficiaries under the LTIP as a group received a total of 1,821,043 new Class A common shares upon completion the IPO.

The shares issued under the LTIP are subject to a one-year lock-up period under the terms of the LTIP. Any shares that are issued on a subsequent vesting date during the first year after the IPO will be subject to the remainder of that same lock-up period, expiring one year after the closing of the IPO. After the close of that one-year period, shares to be issued under the LTIP will no longer be subject to a lock-up.

(iii)	Acquired an additional BIVA

On January 15,2018, PagSeguro Brazil acquired an additional interest of 15.82% in BIVA, bringing our total interest to 75.13% of BIVA's total share capital. The total amount paid for this acquisition was R$4,600.

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